CONSENT OF CERTIFIED PUBLIC ACCOUNTANT


I hereby consent to the use in the Form 10-SB Registration Statement, of Soldnet, Inc. my report for the period from February 21, 2001 (inception) to January 31, 2001, dated February 14, 2001, relating to the financial statements of Soldnet, Inc. which appear in such Form 10-SB.

                                                     Thomas Bauman, C.P.A.

                                                   By: /s/ Thomas Bauman, C.P.A.
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